EXHIBIT 10.1


AMENDMENT TO RESALE AGREEMENTS

This Amendment to Resale Agreements (this "Amendment"), dated as of this 1st day of July, 1999 (the "Effective Date"), between New York Telephone Company, d/b/a Bell Atlantic - Connecticut and Bell Atlantic - New York, respectively, New England Telephone and Telegraph Company, d/b/a Bell Atlantic - Maine, Bell Atlantic - Massachusetts, Bell Atlantic - New Hampshire, Bell Atlantic - Rhode Island and Bell Atlantic - Vermont, respectively, Bell Atlantic - Delaware, Inc., Bell Atlantic - Maryland, Inc., Bell Atlantic - New Jersey, Inc., Bell-Atlantic - Pennsylvania, Inc. and Bell Atlantic - Virginia, Inc. (individually and, collectively, as applicable, "BA"), on the one hand, and CTC Communications ("CTC"), on the other hand (BA and CTC individually being referred to as a "Party" and, collectively, as the "Parties").

	WHEREAS, BA and CTC are parties to nine (9) Resale Agreements, for the States of Delaware, Maryland, New Jersey, Pennsylvania, Virginia, Vermont, Maine, New Hampshire and Rhode Island, respectively (the foregoing nine (9) agreements being referred to as the "Resale Agreements"), and CTC purchases services from BA for resale in the State of New York under BA's New York resale tariff and in the Commonwealth of Massachusetts under BA's Massachusetts resale tariff, and CTC plans to purchase services from BA for resale in the State of Connecticut under BA's Connecticut resale tariff;

	                      WHEREAS, CTC wishes to obtain the Volume and Term
Discount, the Winback Discount and the IntraLATA Toll Discount, as applicable, referred to herein on certain Eligible Services described herein that it purchases from BA under the Resale Agreements and/or applicable BA resale tariffs, which Eligible Services CTC resells in respect of certain of the Qualified Business Lines (as hereinafter defined), and BA is willing to provide such additional discounts to CTC, subject to the express terms and conditions set forth herein;

	          WHEREAS, entry by BA into this Amendment is a voluntary act, not required by and, in excess of the prescriptions under, the Telecommunications Act of 1996 (the "TelAct") or any other applicable law;

	          WHEREAS, while BA is entering into this Amendment to increase the volume of resale business it conducts with resellers, because, among other things, the arrangements set forth in this Amendment are new and untested in the marketplace, BA is willing to enter into such arrangements with CTC and other resellers for only a limited time period and under certain conditions (including, without limitation, as set forth in the next WHEREAS clause), after which BA will examine the effects of the foregoing arrangements on its business and, at its sole option, determine whether to continue this program in the future;

          WHEREAS, BA is willing to enter into amendments such as this Amendment (and to enter into modifications of the terms of such amendments, at BA's sole option, in the future), and to provide the foregoing additional discounts, only with a single reseller or with multiple resellers that are commonly wholly owned and controlled (directly or indirectly) by the same parent company, which itself must become a party to this Amendment) that, not later than November 30, 1999, enter into (and submit their first order under) an amendment to resale agreements, a separate agreement incorporating by reference the terms of applicable BA resale tariffs for a particular reseller or an agreement that does both (on terms satisfactory to BA that are substantially identical to the terms hereof), and BA is not willing and is not required under the TelAct or other applicable law to provide any such additional discounts pursuant to negotiations under Section 251 of the TelAct (or any successor provision thereto)(although BA expresses no opinion as to whether and, how, another reseller may adopt, under Section 252(i) of the TelAct, the terms of the Resale Agreements as amended hereby).

NOW THEREFORE, in consideration of the mutual agreements set forth below, and for other good and valuable consideration, the receipt and suffi-ciency of which hereby are acknowledged, BA and CTC hereby agree as follows:

     	1.	Amendments to Resale Agreements.  Subject to the terms and
conditions set forth herein, the Parties hereby amend each of the Resale Agreements and enter into a separate agreement incorporating by reference the terms of BA's applicable resale Tariffs for the State of New York, the Commonwealth of Massachusetts (and any other States within BA's local service area, as of the date hereof, in which BA has a resale Tariff, from time to time, under which CTC purchases services from BA), as amended from time to time, with respect only to CTC, as follows:

     	(a)	Term of Resale Agreements.  The stated term of each Resale
Agreement is hereby amended and restated so that each Resale Agreement, unless terminated earlier in accordance with the terms thereof, shall expire five (5) years from the date hereof, which date is June 30, 2004. Such five (5) year period commencing on the date hereof is referred to as the "Service Term". Notwithstanding the foregoing, the right, if any, of a Party under any Resale Agreement to terminate such Resale Agreement, other than due to a breach thereof or at the end of the term thereof (as amended hereby), in each case in accordance with the terms thereof, is hereby extinguished and shall be of no effect.

                	(b)	Annual Volume Commitment.  (i)	Subject to the
terms and conditions set forth herein, CTC hereby agrees to purchase from BA, under the Resale Agreements and/or applicable BA resale tariffs, for resale by CTC, an aggregate number of business customer local exchange access lines, each of which lines is designated with one of the USOC codes set forth in Appendix 1 hereto (each a "Qualified Business Line" and, collectively, the "Qualified Business Lines") for each year of the Service Term (such minimum amount being the "Annual Volume Commitment") in accordance with the following schedule:

Year 1:	at least 100,000 Qualified Business Lines; and
Years 2-5:	at least 225,000 Qualified Business Lines each year;

provided, however, that a line shall not be counted as a Qualified Business Line (and thus shall not be counted for purposes of the Annual Volume Commitment Determination set forth below, and shall not receive the Volume and Term Discount, the Winback Discount or the IntraLATA Toll Discount described below) if such line (A) has been assigned by a third party customer of BA to CTC or any other reseller; provided further that a line type set forth in Appendix 1 hereto and assigned by a third party customer of BA to CTC, where the ordering and administration of such assignment is handled by the BA TISOC, shall be counted as a Qualified Business Line (and thus shall be counted for purposes of the Annual Volume Commitment Determination set forth below) but shall not receive the Volume and Term Discount, the Winback Discount or the IntraLATA Toll Discount described below or (B) is being purchased from BA under non-tariff based pricing (as determined by BA) including, without limitation, ICB pricing or custom pricing; provided further that a tariffed non-ICB Centrex(R)line (e.g., a CustoFlex(R) 2100, CustoPak(R) Centrex Plus(R), Intellipath(R) or Intellipath II(R)line) shall be counted as a Qualified Business Line (and thus shall be counted for purposes of the Annual Volume Commitment Determination set forth below) but shall not receive the Volume and Term Discount, the Winback Discount or the IntraLATA Toll Discount described below; provided further, that for purposes of this Amendment, Qualified Business Lines are defined in terms of DS0 equivalents and, by way of example, one FlexPath(R) line purchased by CTC from BA under a Resale Agreement or applicable BA resale Tariff for resale would equal twenty-four
(24) Qualified Business Lines.

           (ii)	The Annual Volume Commitment may be purchased by CTC
from BA under a single effective Resale Agreement or applicable BA resale tariff, or under multiple, effective Resale Agreements and/or applicable BA resale tariffs (at CTC's sole option), and the number of Qualified Business Lines purchased by CTC under each of the Resale Agreements and the applicable BA resale tariffs for resale shall be considered in the aggregate to ascertain the Annual Volume Commitment Determination hereunder; provided, however, that unless BA, in its sole discretion, determines otherwise, a line shall not be counted as a Qualified Business Line (and thus shall not be counted for purposes of the Annual Volume Commitment Determination set forth below, and shall not receive the Volume and Term Discount, the Winback Discount or the IntraLATA Toll Discount described below) if it is not included within BA's local service area as of the date hereof.

           (iii)	For the avoidance of any doubt, CTC`s purchase of
Qualified Business Lines and Eligible Services pursuant to this Amendment is for the sole purpose of resale thereof and, as such, CTC may not utilize any Qualified Business Line, Eligible Service or portion thereof for its own use or that of its parent, subsidiaries or affiliates and, in addition, CTC may not utilize any Eligible Service or portion thereof except in connection with purchase of a Qualified Business Line hereunder (i.e., CTC may not purchase telecommunications services from BA on a stand alone basis).

     	(c)	BA IntraLATA Toll Service.  CTC hereby agrees, at all times
during the Service Term, to have not less than eighty percent (80%) of the Qualified Business Lines purchased by CTC from BA presubscribed to BA's IntraLATA Toll service. CTC further agrees, during each year of the Service Term, to purchase from BA, on a resold basis under the Resale Agreements and/or applicable BA resale tariffs, with respect to such Qualified Business Lines, an aggregate total number of minutes of use of BA's IntraLATA Toll service of not less than the respective amounts set forth in Section 1(h)(viii) hereof.

     	(d)	Annual Volume Commitment Determination.  On an annual basis
beginning at the end of the first year of the Service Term, BA shall determine the number of Qualified Business Lines purchased by CTC from BA during the immediately preceding year. Such number shall be referred to herein as the "Annual Volume Commitment Determination" and shall equal, with respect to the determinations made following each of the first two (2) years of the Service Term, the average of the Qualified Business Lines that CTC purchased from BA hereunder that are actually in service on the last day of each of the last three (3) consecutive months of the year in question. With regard to subsequent years, the respective Annual Volume Commitment Determinations shall be calculated as follows: the number of Qualified Business Lines purchased by CTC from BA hereunder that are actually in service on the last day of each respective calendar quarter of the year in question shall be added together, and the resulting sum shall be divided by four (4).

           	(e)	Annual Volume Commitment Measurement.  On an annual basis
beginning at the end of the first year of the Service Term, BA shall compare CTC's actual annual attainment of Qualified Business Lines as determined in accordance with Section 1(d) hereof to the defined target volumes in Table 1 below. Such comparison shall be referred to herein as the "Annual Volume Commitment Measurement". As further set forth in Section 1(f) hereof, the Annual Volume Commitment Measurement shall confirm the appropriate level of the Volume and Term Discount for the year just completed and determine the applicable Volume and Term Discount for the following year.



VOLUME & TERM MATRIX

V & T Tier       EOY 1                 EOY 2             EOY 3          EOY 4         EOY 5
Tier 1A          ?90k to 100K QBLs   ?203K to 225K QBLs    ?225K  QBLs     ?225K QBLs     ?225K QBLs

Tier 1B       ?95k to 100K QBLs   ?214K to 225K QBLs     N/A             N/A            N/A
Tier 2       60K to Tier 1        150K to Tier 1      150K to Tier 1  150K to Tier 1  150K to Tier 1
Tier 3          N/A               100K to Tier 2      100K to Tier 2  100K to Tier 2  100K to Tier 2
Tier 4       ?60K                  <100K               <100K             <100K          <100K
              Terminate             Terminate           Terminate        Terminate       Terminate
              Contract              Contract            Contract         Contract        Contract
Table 1



The Tier 1 target volumes for each of the first two (2) years of the Service Term shall be set at two (2) separate ranges, Tier 1A and Tier 1B. During this period of the Service Term when the Annual Volume Commitment Determination falls within Tier 1, the actual Tier 1 range (i.e., Tier 1A or Tier 1B) used for the Annual Volume Commitment Measurement will be based on CTC's attainment of the Annual Volume Commitment set forth in Section 1(b) hereof.
Specifically, if CTC's Qualified Business Line volume, as counted on the last day of the last month of the year in question, is greater than or equal to the Annual Volume Commitment set forth in Section 1(b) hereof for the same year, then Tier 1A will be used for the Annual Volume Commitment Measurement. If CTC's Qualified Business Line volume, as counted on the last day of the last month of the year in question, is less than the Annual Volume Commitment set forth in Section 1(b) hereof for the same year, then Tier 1B will be used for the Annual Volume Commitment Measurement.

          (f)	Minimum Purchase.  (i)	Subject to the terms of this
Amendment, for each year of the Service Term, CTC shall purchase a minimum quantity of Qualified Business Lines not less than the applicable Annual Volume Commitment, as calculated using the Annual Volume Commitment Determination.

          (ii)	If the Annual Volume Commitment Determination
following the first year of the Service Term does not yield a number of Qualified Business Lines equal to at least 60,000, BA may, at its option, terminate this Amendment. In case of such termination, CTC shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to
(A) all of the discounts under this Amendment that CTC received from the point of termination back to the Effective Date of this Amendment, plus (B) interest on such discounts dating back to the date received from BA calculated using an interest rate equal to the greater of (1) the "Prime" interest rate as set forth in The Wall Street Journal from time to time and (2) the interest rate that CTC demonstrates to BA's reasonable satisfaction that it has obtained (or can demonstrate to BA's reasonable satisfaction that it could obtain) from a commercial lender for loan amounts equal to not less than the entire amount to be paid to BA under the applicable subsection (e.g., subsection 1(f)(ii) or 1(g)(i), etc.) of this Amendment with a maturity of not less than one (1) year (the foregoing being the "Applicable Interest Rate"), plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that CTC received.

          (iii)	If the Annual Volume Commitment Determination
following the second year of the Service Term does not yield a number of Qualified Business Lines equal to at least 100,000, BA may, at its option, terminate this Amendment. In case of such termination, CTC shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to
(A) all of the discounts under this Amendment that CTC received from the point of termination back to the Effective Date of this Amendment, plus (B) interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that CTC received.

(iv)	If the Annual Volume Commitment Determination following the
third year of the Service Term does not yield a number of Qualified Business Lines equal to at least 100,000, BA may, at its option, terminate this Amendment. In case of such termination, CTC shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) all of the discounts under this Amendment that CTC received from the point of termination back to the Effective Date of this Amendment, plus (B) interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus
(D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that CTC received.

(v)	If the Annual Volume Commitment Determination following the
fourth year of the Service Term does not yield a number of Qualified Business Lines equal to at least 100,000, BA may, at its option, terminate this Amendment. In case of such termination, CTC shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) all of the discounts under this Amendment that CTC received during the year in question, plus (B) interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that CTC received during the year in question.

         (vi)	BA will monitor CTC's monthly volumes of Qualified
Business Lines during the fifth year of the Service Term to ensure compliance with minimum commitment requirements, i.e., ?100,000 Qualified Business Lines. If CTC's volumes should fall below 100,000 as of the last day of any month, then BA may, at its option, terminate this Amendment. In case of such termination, CTC shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) all of the discounts under this Amendment that CTC received during the year in question, plus (B) interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that CTC received during the year in question.

     		(g)	Termination Charge.  (i)	In each case during the first
three (3) years of the Service Term, if CTC terminates any of the Resale
Agreements or this Amendment, or if BA in its discretion terminates any of the Resale Agreements or this Amendment due to breach, or if CTC ceases to be a certified reseller (and does not restore its certification within forty-
five (45) days of the loss or expiration of certification) in each State in which it has a Resale Agreement with BA or purchases services from BA under an applicable BA resale tariff, CTC shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) all of the discounts under this Amendment that CTC received from the point of termination back to the Effective Date of this Amendment (less the amounts, if any, previously refunded by CTC to BA under this Amendment), plus (B) interest on such discounts dating back to the date received from BA calculated using the
Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that CTC received.

           (ii)	In each case during the fourth and fifth years of the
Service Term, if CTC terminates any of the Resale Agreements or this Amendment, or if BA in its discretion terminates any of the Resale Agreements or this Amendment due to breach, or if CTC ceases to be a certified reseller (and does not restore its certification within forty-five (45) days of the loss or expiration of certification) in each State in which it has a Resale Agreement with BA or purchases services from BA under an applicable BA resale tariff, CTC shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) all of the discounts under this Amendment that CTC received during the number of months or portions thereof in the year of the Service Term in which termination or loss of certification occurs, plus (B) interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus (C) any applicable taxes relating thereto, plus (D) a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that CTC received during the year in question.

     	(h)	Additional Discounts.    (i) Subject to CTC having met each
of the conditions set forth in Section 2 of this Amendment, and subject also to the other conditions set forth in this Amendment, CTC shall receive, on each of the Qualified Business Lines being purchased from BA and resold hereunder as part of the Annual Volume Commitment, during the Service Term only, an additional (A) seven percent (7%) to twelve percent (12%) discount, as applicable (the "Volume and Term Discount), in accordance with the schedule set forth in Table 2 following, (B) an additional ten percent (10%) discount (the "Winback Discount") to the extent applicable under subsection (h)(ii) below and (C) an additional three percent (3%) discount (the "IntraLATA Toll Discount"), to the extent applicable under subsection (h)(viii) below, in each case on certain services, as set forth on Appendix 1 hereto (each an "Eligible Service" and, collectively, the "Eligible Services"), that CTC purchases under any of the Resale Agreements and/or applicable BA resale tariffs; provided, however, such Volume and Term Discount, Winback Discount and IntraLATA Toll Discount, at BA's sole option, shall not apply to Qualified Business Lines in any month in excess of 500,000 purchased by CTC from BA for resale; and provided further, that such Volume and Term Discount, Winback Discount and IntraLATA Toll Discount shall not apply to Centrex(R) lines (even with respect to such lines that constitute Qualified Business Lines hereunder) purchased by CTC from BA for resale.


VOLUME and TERM DISCOUNT SCHEDULE

V & T Tier      EOY 1             EOY 2               EOY 3             EOY 4              EOY 5
Tier 1A          ?90k to 100K QBLs  ?203K to 225K QBLs    ?225K QBLs       ?225K QBLs          ?225K QBLs
                10%               12%                 12%                12%                 12%

Tier 1B     ?95k to 100K QBLs  ?214K to 225K QBLs       N/A              N/A                  N/A
                 10%                12%

Tier 2       60K to Tier 1      150K to Tier 1       150K to Tier 1   150K to Tier 1      150K to Tier 1
                 7%                 10%                  10%             10%                 10%

Tier 3          N/A             100K to Tier 2       100K to Tier 2   100K to Tier 2      100K to Tier 2
                                     7%                   7%              7%                   7%

Tier 4          ?60K               ?100K                ?100K            ?100K                 ?100K
              Terminate            Terminate            Terminate       Terminate           Terminate
              Contract             Contract             Contract         Contract            Contract
Table 2


           The Volume and Term Discount, Winback Discount and IntraLATA
Toll Discount on BA's applicable retail prices for the foregoing services is exclusive of and, in addition to, the respective wholesale discounts to which CTC may be entitled under the Resale Agreements or applicable BA resale tariffs, as amended from time to time, prior to giving effect to this Amendment (the "Existing Wholesale Discounts"); provided, however, that to the extent CTC obtains such Eligible Services without also purchasing BA's operator services and directory assistance, the amount of the Volume and Term Discount, Winback Discount and IntraLATA Toll Discount shall be reduced, as necessary, to give effect to an Existing Wholesale Discount based upon purchase by CTC of BA's operator services and directory assistance. Any services with respect to a Qualified Business Line that CTC purchases from BA under a Resale Agreement or applicable BA resale tariff, but which are not Eligible Services, or which are Eligible Services but are purchased by CTC pursuant to a BA promotional discount (given at the retail and/or the wholesale level) or pursuant to or in connection with a volume, term or other discount under an applicable BA tariff or contractual arrangement (regardless of the parties thereto) other than the Resale Agreements, shall not qualify for the Volume and Term Discount, Winback Discount or IntraLATA Toll Discount and no such Volume and Term Discount, Winback Discount or IntraLATA Toll Discount shall be applied thereto. With the exception of the Business Link, Key Connections, and Rewarding Connections Optional Calling Plans, neither the IntraLATA Toll Discount nor the Volume and Term Discount shall apply to services (whether or not Eligible Services) purchased under an optional calling plan, although minutes of use purchased by CTC from BA under an IntraLATA Toll optional calling plan shall be counted for purposes of calculations to determine whether CTC met the applicable MOU Target, as defined and, further set forth in, subsection (viii) below.

         	           (ii)	Upon receipt by BA of written notice from CTC,
in which CTC represents and warrants that a Qualified Business Line
(excluding Centrex(R) lines that are Qualified Business Lines) was not on the BA network (other than with respect to purchase of number portability services from BA) for at least the immediately preceding ninety (90) day period, but is now being converted to the BA network from a carrier other than CTC that is not an affiliate of CTC, BA shall provide to CTC (unless BA reasonably believes, in its sole discretion, that CTC is materially inaccurate with respect to the foregoing notice including, without limitation, due to such inaccuracy in CTC's previous notices) an additional Winback Discount on its purchase of Eligible Services in respect of such line (effective from the date of conversion to the BA network), so long as such line remains on the BA network (and the entity from which the conversion to the BA network was made remains a non-affiliate of CTC), provided that the Winback Discount shall not apply beyond the twelve (12) month period immediately after the date of such conversion. For purposes of the foregoing, being on "the BA network" shall be determined by BA in its sole reasonable discretion including, without limitation, with reference to the end user customer's telephone number (as opposed to the end user customer's name). Upon receipt of a request from BA, CTC shall provide to BA a copy of documentation reasonably requested by BA to support CTC's claim that a line is eligible for the Winback Discount. Such documentation may include, but is not limited to, the following: (A) orders or similar documentation for number portability from a CLEC network to the BA network for the affected line; (B) orders or similar documentation demonstrating that any lines being converted from a CLEC network to the BA network on a disconnect/new connect basis (in lieu of number portability) are one in the same; and (C) other documentation as reasonably requested by BA from time to time. In addition to any other audit rights BA may have under the Resale Agreements and/or applicable BA tariffs, BA shall have the right (but not the obligation) to audit CTC to ascertain whether CTC is complying with the foregoing requirements with respect to eligibility for the Winback Discount.

           (iii)	Subject to repayment under the terms of this
Amendment, during the first year of the Service Term the Volume and Term Discount shall equal ten percent (10%) if the Annual Volume Commitment Measurement reflects Tier 1 volume attainment or seven percent (7%) if the Annual Volume Commitment Measurement reflects Tier 2 volume attainment.

	           (iv)	Subject to repayment under the terms of this
Amendment, during the second through fifth years of the Service Term the Volume and Term Discount shall equal twelve percent (12%) if the Annual Volume Commitment Measurement reflects Tier 1 volume attainment or ten percent (10%) if the Annual Volume Commitment Measurement reflects Tier 2 volume attainment or seven percent (7%) if the Annual Volume Commitment Measurement reflects Tier 3 volume attainment.

		(v)	As set forth in subsection (iii) above, upon the Effective
Date of this Amendment, CTC will receive a ten percent (10%) Volume and Term Discount on the assumption that CTC will purchase, as measured through the Annual Volume Commitment Measurement, Tier 1 volumes for the first year of the Service Term. For each subsequent year of the Service Term, the applicable discount will be from the same Tier used for the previous year.
For example, if CTC purchased Qualified Business Line volumes in year 2 that, as measured through the Annual Volume Commitment Measurement, equated to the Tier 2 discount for year 2, then CTC would enter year 3 with the applicable
Tier 2 discount for year 3.  See Table 2 in Section 1(h)(i).

		(vi)	For any year of the Service Term when the actual purchased
Qualified Business Line volumes, as calculated by the Annual Volume
Commitment Determination, equate to a lesser Volume and Term Discount than what was actually billed, CTC shall refund, for the applicable year in question, an amount equal to the difference between the "billed" discount and the "earned" discount. In case of such excess discounting, CTC shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds (in addition to any other amounts owed to BA under the Resale Agreements and/or applicable BA resale tariffs), an amount equal to (A) the difference between the "billed" and "earned" Volume and Term Discounts under this Amendment that applied during the year in question, plus
(B) interest on the difference in Volume and Term Discounts dating back to the date received from BA calculated using the Applicable Interest Rate, plus
(C) any applicable taxes relating thereto. Such payment will be based on the actual lines in service on the last day of each month during the year in question.

           (vii)	For any year of the Service Term when the actual
purchased Qualified Business Line volumes, as calculated by the Annual Volume Commitment Determination, equate to a greater Volume and Term Discount than what was actually billed, CTC may request a credit, for the applicable year in question, in an amount equal to the difference between the "billed" discount and the "earned" discount. In case of such under-discounting, BA shall, within thirty (30) days of receipt of written demand therefor, credit the applicable CTC account(s), an amount equal to (A) the difference between the "billed" and "earned" Volume and Term Discounts under this Amendment that applied during the year in question, plus (B) interest on the difference in Volume and Term Discounts dating back to the date received from BA equal to the "Prime" interest rate as set forth in The Wall Street Journal from time to time, plus (C) any applicable taxes relating thereto.

		(viii)	 (A)  Notwithstanding the provisions of subsection
(h)(i) above to the contrary, if, during any year of the Service Term, CTC fails to (x) have at least eighty percent (80%) of its Qualified Business Lines presubscribed to BA's IntraLATA Toll service (the "IntraLATA Toll Presubscription Commitment"), the IntraLATA Toll Discount for the next succeeding year of the Service Term shall be reduced by two percent (2%) (i.e., from three percent (3%) to one percent (1%)) or (y) purchase from BA at least the applicable minimum aggregate total number of minutes of use of BA's IntraLATA Toll service as set forth below in this subsection (viii) (the "MOU Target"), the IntraLATA Toll Discount for the next succeeding year of the Service Term shall be reduced by one percent (1%) (i.e., from three percent (3%) to two percent (2%)); provided, however, that, for the avoidance of any doubt, if CTC fails to meet the applicable requirements under both subsections (x) and (y) above, the amount of the IntraLATA Toll Discount for the next succeeding year of the Service Term shall be reduced to zero (0); provided further that, if CTC fails to meet the applicable requirements under either or both of subsections (x) and (y) above in respect of the fifth year (or other year if, for whatever reason, the last year of the Service Term is not the fifth year) of the Service Term, CTC shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds, the amount of the IntraLATA Toll Discount to which it was not entitled during the fifth year (or other year if, for whatever reason, the last year of the Service Term is not the fifth year) of the Service Term (i.e., the two percent (2%) discount referenced above if CTC did not meet the eighty percent (80%) IntraLATA Toll Presubscription Commitment, and the one percent (1%) discount referenced above if CTC did not meet the MOU Target requirement).

(B)	 CTC may, upon sixty (60) days written notice,
terminate the IntraLATA Toll Service Presubscription Commitment and MOU Target requirement applicable under this Amendment for any BA jurisdiction (i.e., a particular State or the District of Columbia) without incurring a penalty. Upon the effective date of such termination, BA shall cease the application of the IntraLATA Toll Discount for such jurisdiction and determine, on a pro rata basis, CTC's attainment of minutes of use and BA presubscription commitments during the number of months or portions thereof in the year of the Service Term in which termination occurs. If CTC fails to meet the applicable requirements under either or both of subsections (x) and
(y) above, CTC shall, within thirty (30) days of receipt of written demand therefor, pay to BA in immediately available funds, the amount of the IntraLATA Toll Discount to which it was not entitled during the number of months or portions thereof in the year of the Service Term in which termination occurs (i.e., the two percent (2%) discount referenced above if CTC did not meet the eighty percent (80%) IntraLATA Toll Presubscription Commitment, and the one percent (1%) discount referenced above if CTC did not meet the MOU Target requirement).

(C)	 During the first year of the Service Term, the MOU
Target shall equal the product of (x) forty (40), multiplied by (y) forty percent (40%) of the sum obtained by adding the number of Qualified Business Lines purchased by CTC from BA hereunder as of the last day of the first and last months, respectively, of the first year of the Service Term (the resulting number of lines not to exceed 100,000), multiplied by (z) twelve
(12) months. By way of example only, if CTC purchased from BA hereunder 20,000 Qualified Business Lines as of the last day of the first month of the first year of the Service Term and 100,000 Qualified Business Lines as of the last day of the last month of the first year of the Service Term, the MOU Target for the first year of the Service Term would be the product of the following: forty (40), multiplied by .40, multiplied by 120,000 (which is the sum of 20,000 and 100,000), multiplied by twelve (12) - which equals 23,040,000 minutes of use of BA's IntraLATA Toll service.

(D)	 During subsequent years of the Service Term, the MOU
Target shall be determined by BA as set forth below; provided, however, that for the purposes of such calculations, at no time shall the average number of minutes of use per month of BA's IntraLATA Toll service purchased hereunder by CTC from BA per Qualified Business Line (the "Average Monthly MOU Per Line") be less than forty (40) minutes).

(E)	 During the second year of the Service Term, the MOU
Target shall equal the product of (x) the greater of forty (40) or the Average Monthly MOU Per Line during the first year of the Service Term multiplied by .90, multiplied by (y) forty percent (40%) of the sum obtained by adding the number of Qualified Business Lines purchased by CTC from BA hereunder as of the last day of the first and last months, respectively, of the second year of the Service Term (the resulting number of lines not to exceed 225,000), multiplied by (z) twelve (12) months. By way of example only, if CTC's Average Monthly MOU Per Line for the first year of the Service Term was sixty (60) and CTC purchased from BA hereunder 60,000 Qualified Business Lines as of the last day of the first month of the second year of the Service Term and 225,000 Qualified Business Lines as of the last day of the last month of the second year of the Service Term, the MOU Target for the second year of the Service Term would be the product of the following: 54 (which is the product of 60 and .90), multiplied by .40, multiplied by 285,000 (which is the sum of 60,000 and 225,000), multiplied by twelve (12) - which equals 73,872,000 minutes of use of BA's IntraLATA Toll service.

                (F) The respective MOU Targets for each of the third, fourth and fifth years of the Service Term shall equal the product of (x) the greater of forty (40) or the Average Monthly MOU Per Line during the immediately preceding year of the Service Term multiplied by .90, multiplied by (y) eighty percent (80%) of the Annual Volume Commitment Determination for the immediately preceding year of the Service Term (the resulting number not to exceed 225,000), multiplied by (z) twelve (12) months. By way of example only, if CTC's Average Monthly MOU Per Line for the third year of the Service Term was sixty (60) and the Annual Volume Commitment Determination for the fourth year of the Service Term was 225,000, the MOU Target for the fourth year of the Service Term would be the product of the following: 54 (which is the product of 60 and .90), multiplied by .80, multiplied by 225,000, multiplied by twelve (12) - which equals 116,640,000 minutes of use of BA's IntraLATA Toll service

          	(ix)	Notwithstanding any provisions of this subsection (h)
to the contrary, the amount of the Volume and Term Discount, the Winback Discount and the IntraLATA Toll Discount in any State shall be reduced, if and as necessary, to the extent that, absent such reduction, the sum of the Volume and Term Discount, the IntraLATA Toll Discount and the Existing Wholesale Discount in effect from time to time in such State would exceed the sum of the amount of the Existing Wholesale Discount in effect on the date hereof in such State plus fifteen percent (15%).

     	2.	Conditions to Application of Additional Discounts.  BA may,
at its sole discretion, withhold from CTC some or all of the Volume and Term Discount, Winback Discount and IntraLATA Toll Discount under one, some or all of the Resale Agreements and/or applicable BA tariffs, at any time and, from time to time, if CTC does not place its first order for an Eligible Service hereunder by November 30, 1999, or if CTC materially defaults in performing any of its material obligations under any Resale Agreement, applicable BA tariff or other contractual arrangement between CTC (or any affiliate of CTC) and BA (or any affiliate of BA), and such default is not cured at the time BA prepares the applicable monthly bill(s) for submittal to CTC. Such a material default includes, without limitation, failure by CTC to fulfill any of the obligations set forth in the subsections of this Section 2, the breach of which, for the avoidance of doubt, however, shall not affect the respective Existing Wholesale Discounts to which CTC may be entitled under the Resale Agreements or applicable BA resale tariffs prior to giving effect to this Amendment. In such case, if BA exercises its discretion and withholds some or all of the Volume and Term Discount, Winback Discount or IntraLATA Toll Discount, once the default is cured BA may, at its sole option, release none, some or all of the withheld portion of the Volume and Term Discount, Winback Discount or IntraLATA Toll Discount. If BA opts not to release all of any such withheld portions, CTC shall have no right to any of the unreleased amounts.

     	(a)	Electronic Orders.  Notwithstanding any provisions of a
Resale Agreement or applicable BA resale tariff to the contrary, all orders submitted by CTC to BA pursuant to any of the Resale Agreements or applicable BA resale tariffs, whether or not in respect of Eligible Services set forth in Appendix 1 hereto, shall be submitted via an electronic interface approved by BA for the provisioning of services under a resale arrangement.

                      (b)	Assignments and Mergers/Acquisitions.  Without
the prior written consent of BA (which may be withheld by BA in its sole discretion), neither CTC nor any affiliate of CTC that becomes a party to this Amendment in accordance with the terms hereof (each of such affiliates, together with CTC, being a "CTC Company") shall assign any of its respective rights or obligations under any of the Resale Agreements or under this Amendment (or under any other resale agreement or related agreement, in the case of another entity that becomes a CTC Company), and shall not accept an assignment to it of any of the respective rights or obligations of another entity under a resale agreement or related agreement with BA. If a CTC Company merges with another entity or acquires another entity (or if the parent company of the CTC Companies is acquired by another entity), which other entity in any case, prior to such merger or acquisition, was not a party to a resale volume and term discount arrangement with BA, the applicable CTC Company may elect to count Qualified Business Lines being purchased by such other entity from BA as Qualified Business Lines hereunder for purposes of the Annual Volume Commitment Determination (and such lines shall be eligible for the discounts available under this Amendment in accordance with the terms hereof); provided that upon BA's request, the CTC Company and/or such other entity (which shall then be deemed to be a CTC Company) shall first execute such documents as BA reasonably deems necessary to give effect to the terms of this Amendment, particularly to amend the terms and conditions of the applicable resale agreements of the other entity in a manner substantially identical to the terms and conditions of this Amendment; provided further that BA may, at its discretion, cease counting Qualified Business Lines being purchased in respect of the acquired, acquiring or merged with CTC Company as Qualified Business Lines hereunder for purposes of the Annual Volume Commitment Determination (and such lines shall cease being eligible for the discounts available under this Amendment and any such related documents) if any of the applicable CTC Companies (to include the other entity acquired, acquiring or to which merged) fails, within one hundred eighty (180) days of the effective date of such merger or acquisition, to exclusively utilize the same type of electronic interface (e.g., Web-GUI, EDI, etc.), to include, without limitation, the applicable version thereof, with BA on a State by State basis (to include the District of Columbia), as the type of such electronic interface (to include, without limitation, the applicable version thereof) used by the other CTC Companies for such jurisdiction; the foregoing shall also apply in the case of a CTC Company ceasing to utilize the same such type of electronic interface (to include, without limiation, the applicable version thereof). If a CTC Company merges with another entity or acquires another entity (or if the parent company of the CTC Companies is acquired by another entity), which other entity in any case, prior to such merger or acquisition, was a party to a resale volume and term discount arrangement with BA , the CTC Company and/or such other entity, as applicable, shall be responsible for fulfilling their respective obligations to BA under both this Amendment and such other resale volume and term discount arrangement.

     	(c)	Order Quality.  At least ninety-five percent (95%) of CTC's
orders submitted to BA during each month of the Service Term (whether or not in respect of Eligible Services set forth in Appendix 1 hereto) shall not contain errors or omissions such that they are rejected by BA or require queries from BA to CTC. In addition, CTC shall submit such orders so that at least ninety percent (90%) of Flow Through Eligible Orders actually flow through; a "Flow Through Eligible Order" does not require manual intervention by BA. Upon the first billing cycle month of the Service Term in which one or both of the above conditions is not met, CTC agrees, upon reasonable request by BA, to meet with BA promptly and in good faith to determine the reasons that the foregoing percentage(s) was not met and to develop a plan for improvement. If CTC does not meet either of such conditions for a second consecutive month, CTC agrees, upon reasonable request by BA, to meet with BA promptly and in good faith to determine the reasons that the foregoing percentage(s) was not met and to develop a plan for improvement. If CTC does not meet either of such conditions for a third consecutive month, CTC shall be deemed to have materially defaulted in performing under this subsection, and BA may, at its sole option, not apply the Volume and Term Discount, Winback Discount and/or IntraLATA Toll Discount to Eligible Services purchased by CTC from BA under the Resale Agreements and/or applicable BA resale tariffs until CTC first meets both such conditions in a subsequent month of the Service Term.

     	(d)	Forecasts.  CTC shall provide to BA accurate and timely
forecasts in accordance with BA's forecasting requirements as in effect from time to time (as currently set forth in Section 8.4 of Volume I of BA's Resale Handbook series), at least twice a year during the Service Term, of the Eligible Services under each Resale Agreement or applicable BA resale tariff that CTC anticipates purchasing from BA.

     	(e)	Cooperation With BA Processes/Joint Efforts to Increase
Efficiency. Each Party shall use commercially reasonable efforts to comply with the other Party's reasonable requests aimed at increasing the efficiency of the ordering and maintenance processes under the Resale Agreements and/or applicable BA resale tariffs. Such requests may include, without limitation that CTC personnel attend training sessions from time to time regarding ordering, that CTC use certain reference materials designated by BA that are designed to limit the number of calls made to BA's Help Desk, that CTC participate in Industry Change Control meetings held from time to time by BA, that CTC use pre-order functionalities established by BA to validate addresses, to determine feature availability, to reserve telephone numbers and the like, and that representatives of the Parties meet, from time to time, to discuss means by which such efficiency can be improved,.

3.	Limited Amendments.  The amendments set forth in this
Amendment  shall be limited precisely as written and shall not be deemed to
(a) be an amendment to or waiver of any other term or condition of the Resale Agreements or of any other instrument, tariff, SGAT or agreement referred to therein; or (b) prejudice any right or remedy that either Party may have in the future under or in connection with the Resale Agreements or any instrument, tariff, SGAT or agreement referred to therein. For the avoidance of doubt, any and all amounts due to BA under the terms of this Amendment shall be subject, in addition to the specific remedies set forth in this Amendment, also (at BA's sole option) to the remedies and procedures set forth in the Resale Agreements and/or applicable BA tariffs; provided, however, that in the event CTC shall fail to (a) purchase a quantity of Qualified Business Lines at least equal to the applicable Annual Volume Commitment, (b) have at least eighty percent (80%) of its Qualified Business Lines presubscribed to BA's IntraLATA Toll Service or (c) satisfy the applicable MOU Target, CTC's liability, and BA's sole claim and recourse, with respect to any such failure, shall be limited to (w) not providing to CTC the applicable discounts under this Amendment, (x) repayment of all of the discounts under this Amendment that CTC received during the period in question, together with interest on such discounts dating back to the date received from BA calculated using the Applicable Interest Rate, as well as any applicable taxes relating thereto and a handling fee equal to five percent (5%) of the amount of the discounts under this Amendment that CTC received during the period in question and (z) termination of this Amendment, to the extent applicable, in each case in accordance with the terms of this Amendment..

     	4.	Ratification of Resale Agreements; No Challenges.  This
Amendment shall be construed in connection with and, as a part of, the Resale Agreements, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Resale Agreements, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect. In addition, CTC hereby expressly agrees not to challenge the reasonableness, enforceability, validity, legality or the like, of any term or condition in any of the Resale Agreements or in this Amendment, either before a court or regulatory authority of competent jurisdiction, or otherwise.

5.  Claims.  (a)  Definition of Claims.  For purposes of this
Amendment, "Claims" means any and all manner of liabilities, obligations, causes of action, in law or equity, complaints, actions, demands, suits, debts, dues, judgments, executions, costs, expenses and other claims of any and every kind, arising under any theory of contract, tort, fraud, breach of duty, strict liability, or any other theory of liability, based on any federal, State, or local law, code, statute, rule or regulation or the common or civil law of any jurisdiction, known or unknown, fixed or contingent, suspected or unsuspected, or latent, concealed or hidden, that a Party asserted or could have asserted against the other Party as of the Effective Date or before such date; provided, however, that "Claims" shall not include any right, duty or obligation that by the terms of Section 5(c)(ii) hereof remains in full force and effect and is not limited or waived.

           (b)	Definition of Parties.  For purposes of and, in
connection with, the release contained in this Amendment, references to a Party include such Party and each of its shareholders, parents, subsidiaries, assigns, predecessors and successors in interest, partners, agents and affiliates, and the officers, directors, employees, controlling persons, shareholders, servants, representatives, attorneys, administrators, partners, agents and affiliates of each of them and all parties acting by, through, under or in concert with each of them, past or present.

(c)	Release of Claims.  (i) On the Effective Date, CTC hereby
releases, remixes, acquits and forever discharges BA from and against any and all Claims of CTC against BA.

(ii) Each Party agrees that with respect to those agreements between them, as amended by the terms of this Amendment and any other documents entered into in connection herewith, the lawful obligations and duties of such agreements shall be in full force and effect as of the Effective Date and henceforth.

(d)	Delivery of Releases in Future.  CTC agrees, for the
benefit of BA and at its own expense, that now and in the future it will execute and deliver to BA any releases of judgment, liens, bonds or encumbrances (whether statutory, common law or otherwise) in favor of CTC arising out of or with respect to the Claims of CTC or the subject matter thereof, and any releases of mortgage, termination statements or other similar instruments that are necessary or advisable to release and discharge of record all liens, security interests and other encumbrances in favor of CTC under or with respect to the Claims of CTC and that it will now and in the future pay all taxes (other than taxes imposed on or measured by the income of BA), costs or expenses, if any, upon any documents or transactions relating thereto.

(e)	Full and Final Release.  This Amendment is a full and final
release applying not only to such of the Claims of CTC as are presently known, anticipated or disclosed to either of the Parties but also to all such Claims of CTC which are presently unknown, unanticipated and undisclosed to either or both of the Parties and which may have arisen prior to the Effective Date.

(f)	Representations.  (i)  Each Party represents, warrants and
agrees that in executing and entering into this Amendment, it is not relying and has not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Amendment. Each Party understands and expressly assumes the risk that any fact not recited, contained or embodied herein or therein may turn out hereafter to be other than, different from, or contrary to the facts now known to it or believed by it to be true. Each Party further understands that the other Party may possess material information regarding Claims that it has not shared or revealed to the other Party. Nevertheless, CTC intends by this Amendment, and with the advice of its own independently selected counsel, to release fully, finally and forever all Claims of CTC and to agree that this Amendment shall be effective in all respects notwithstanding any such difference in facts, and shall not be subject to termination, modification or rescission by reason of any such difference in facts.

(ii) CTC represents and warrants that it has not heretofore assigned or transferred or purported to assign or transfer to any person or entity all or any part of or any interest in any Claim of CTC. CTC agrees to indemnify and to hold harmless BA against any claim, contention, demand, cause of action, obligation or liability of any nature, character or description whatsoever, including the payment of attorneys' fees and costs actually incurred, whether or not litigation is commenced, which may be based upon or which may arise out of or in connection with any such assignment or transfer or purported assignment or transfer of any Claim of CTC.

           (g)	No Liability.  This Amendment is not intended to be
and shall not be deemed, construed or treated in any respect as an admission of liability by any person or entity for any purpose.

	                      (h)       Condition Precedent for BA Entry into
Amendment. The entry by BA into this Amendment is premised, among other things, on BA not being aware of having any Claims against CTC or any affiliate of CTC. As such, to the extent that another reseller would wish to enter into an arrangement with BA similar or identical to this Amendment, pursuant to Section 252(i) of the TelAct or otherwise, BA would have no obligation to enter into any such arrangement with such other reseller to the extent that BA was aware of any Claims it might have against such other reseller or any affiliate of such reseller.

6.	Final Agreement.  This Amendment constitutes the full and
only agreement between the Parties with respect to its subject matter, supersedes all previous agreements between them concerning such subject matter and cannot be amended except by a writing duly signed by each of them.

7.	Authority.  Each of the Parties hereby covenants, warrants
and represents to the other Party that it has full power, right and authority to execute, deliver, enter into and perform this Amendment.

8.	CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK FOR ALL PURPOSES, INCLUDING BOTH CONSTRUCTION AND REMEDY, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OR ANY SUCCESSOR PROVISION THERETO)).

9.	Jurisdiction.  The Parties hereby irrevocably submit to the
venue and to both subject matter and personal jurisdiction in the Courts of the State of New York and of the United States of America for the Southern District of New York.

10.	Counterparts.  This Amendment may be executed and delivered
in counterparts and may be delivered by facsimile transmission and shall be binding upon each of the Parties and on their respective successors and assigns.

           11.	Headings.  The headings contained in this Amendment
are for ease of reference only and shall be of no legal effect.

           12.	No Severability.  If any of the provisions of this
Amendment are held to be invalid or unenforceable by a court or regulatory authority of competent jurisdiction, BA may elect, at its sole option, to terminate this Amendment or to enter into a mutually agreeable further amendment to the Resale Agreements and/or agreement incorporating by reference the terms of applicable BA resale tariffs (with respect only to CTC). In case of such termination, CTC shall nonetheless remain obligated to pay to BA all amounts, if any, due to BA pursuant to and, on terms set forth in, this Amendment that have accrued as of the date of termination.

           13.	Termination Right.  BA is entering into this Amendment
to increase the volume of resale business it conducts with resellers, especially in the short term. In addition, given that the procedures set forth herein are new, the overall impact of such procedures on BA's business is uncertain. Accordingly, BA is limiting the time period during which arrangements such as those set forth in this Amendment shall be available. As such, if during the period beginning on the date hereof and ending November 30, 1999, CTC shall not have placed its first order with BA for an Eligible Service pursuant to the terms of this Amendment, BA may, at its sole option, terminate this Amendment. In addition and, consistent with the foregoing, to the extent that another reseller would wish to enter into an arrangement with BA similar or identical to this Amendment, pursuant to Section 252(i) of the TelAct or otherwise, BA would not be under any obligation to enter into any such arrangement with such other reseller after November 30, 1999.

           14.	Minimum Volume Representation.  CTC represents and
warrants that, during the month immediately preceding the date hereof, it purchased from BA, for resale, not less than 20,000 Qualified Business Lines.

            15.	Right of Setoff.  In addition to any other remedies
available to BA under the Resale Agreements, and/or applicable BA tariffs and/or other contractual arrangements between BA and CTC, if CTC does not pay to BA any amount due to BA under a Resale Agreement , and/or an applicable BA tariff and/or other contractual arrangement between BA and CTC, BA may, at its sole option, set off such overdue amounts from the amount of the Volume and Term Discount, Winback Discount, IntraLATA Toll Discount and/or Existing Wholesale Discount.

		16.	Bankruptcy-Related Provisions.

                      (a)	Pre-Petition Waiver of Automatic Stay.  CTC
hereby acknowledges and agrees that in the event it becomes the subject of a bankruptcy, insolvency, liquidation or similar proceeding affecting the rights of creditors under State or Federal law that it shall waive and shall not assert or seek any automatic stay (including a stay imposed by operation of 11 U.S.C. Sections 105, 362 or 366), injunction or similar bar on BA exercising its rights or remedies available to it under any of the Resale Agreements, this Amendment, applicable BA tariffs or applicable law, including terminating any of the Resale Agreements and/or this Amendment, terminating or curtailing service to CTC or CTC's customers, transferring such customers to a new service provider, terminating any license, possessory interest or lease arrangement or agreement with CTC, or repossessing any property owned by BA.

	(b)	Assumption or Rejection of Agreements.  In the event that a
case is commenced pursuant to 11 U.S.C. Section 101 et seq. or similar Federal or State insolvency law, by or against CTC, CTC agrees, within thirty (30) days of such commencement, to elect either to assume or reject the Resale Agreements (as amended hereby) and this Amendment and to file a motion in its bankruptcy case and seek approval of such election within that 30-day time period.

	(c)	Jurisdiction to Modify Terms.  Notwithstanding any other
provisions of this Amendment, any of the Resale Agreements or applicable BA tariffs, this Amendment and the Resale Agreements are subject to change, modification or cancellation as may be required by a regulatory authority or court in the execution of its lawful jurisdiction, other than a court exercising jurisdiction pursuant to 28 U.S.C. Section 1334.

	(d)	Accelerated Billing.  CTC hereby acknowledges and agrees
that in the event it becomes the subject of a bankruptcy, insolvency, liquidation or similar proceeding affecting the rights of creditors under State or Federal law, BA may, at its option, bill CTC for weekly service charges under the Resale Agreements (as amended hereby) and/or applicable BA tariffs, which amounts shall be due and payable within five (5) business days of receipt by CTC of the particular invoice.

           (e) Prepayment. CTC hereby acknowledges and agrees that in the event it becomes the subject of a bankruptcy, insolvency, liquidation or similar proceeding affecting the rights of creditors under State or Federal law, BA may, at its option, bill CTC up to one (1) month in advance of receipt by CTC of BA services under the Resale Agreements (as amended hereby) and/or applicable BA tariffs, and in such case CTC shall be required to prepay BA for such BA services, which amounts in respect thereof shall be due and payable within five (5) business days of receipt by CTC of the particular invoice.

		17.	Other BA Resale Term and Volume Discount Plans.  If BA
enters into, with a party other than CTC, a resale term and volume discount plan that contains terms and conditions that are materially different than the terms and conditions set forth in this Amendment, upon receipt of a written request from CTC, BA agrees to promptly begin good faith negotiations with CTC in order to modify this Amendment or to enter into a new contract with terms and conditions consistent with those in the term and volume discount plan with the other party. In addition, upon receipt of a written request from CTC from time to time, BA shall inform CTC whether it has entered into any such other resale term and volume discount plan and, if such plan is not subject to a non-disclosure obligation, provide a copy of such plan to CTC.

           18. Joint and Several Liability of CTC Companies. Each CTC Company (including all entities that become a CTC Company) shall be jointly and severally liable for any and all liabilities of any and all CTC Companies under this Amendment, the Resale Agreements, any other resale agreements and related documents, applicable BA tariffs or otherwise; provided, however, that for the avoidance of any doubt, the entry by CTC into this Amendment shall not be construed in any way as authorizing (or requiring) CTC to provide any telecommunications service.

	           19.	Letter of Credit.  Not later than the Effective Date
of this Amendment, CTC shall obtain and provide to BA an unconditional, irrevocable standby letter of credit naming BA as the beneficiary thereof and otherwise in form and substance satisfactory to BA from a financial institution acceptable to BA, in an amount equal to five hundred thousand dollars ($500,000), in respect of charges (including, without limitation, both recurring and non-recurring charges) for the services, facilities or arrangements provided or to be provided by BA to CTC (whether under any Resale Agreement (as amended hereby), BA tariff or otherwise); provided, however, that not later than one (1) year after the Effective Date of this Amendment, CTC shall increase the amount of such letter of credit to one million dollars ($1,000,000); provided further that, not later than two (2) years after the Effective Date of this Amendment, CTC shall increase the amount of such letter of credit to two million dollars ($2,000,000). BA may (but is not obligated to) draw on the letter of credit upon notice to CTC in respect of any amounts billed to CTC that are not paid within the applicable time period for payment thereof. The fact that CTC provides the foregoing letter of credit shall in no way relieve CTC from compliance with BA's regulations as to advance payments and payment for service, nor constitute a waiver or modification of the applicable terms of the Resale Agreements, BA's tariffs or otherwise pertaining to the discontinuance of service for nonpayment of any sums due to BA for the services, facilities or arrangements rendered.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

NEW YORK TELEPHONE COMPANY
By:/s/ Jacob Goldberg
Name:  Jacob Goldberg
Title:  President, Telecom Industry Services

NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
By:/s/ Jacob Goldberg
Name: Jacob Goldberg
Title: President, Telecom Industry Services

BELL ATLANTIC - DELAWARE, INC.
By:/s/ Jacob Goldberg
Name: Jacob Goldberg
Title: President, Telecom Industry Services

BELL ATLANTIC - MARYLAND, INC.
By:/s/ Jacob Goldberg
Name: Jacob Goldberg
Title: President, Telecom Industry Services

BELL ATLANTIC - NEW JERSEY, INC.
By:/s/ Jacob Goldberg
Name: Jacob Goldberg
Title: President, Telecom Industry Services

BELL ATLANTIC - PENNSYLVANIA, INC.
By:/s/ Jacob Goldberg
Name: Jacob Goldberg
Title: President, Telecom Industry Services

BELL ATLANTIC - VIRGINIA, INC.
By:/s/ Jacob Goldberg
Name: Jacob Goldberg
Title: President, Telecom Industry Services

CTC Communications
By:/s/ Michael H. Donnellan
Name:  Michael H. Donnellan
      Title:  Executive Vice President

              Appendix 1, Attachment 1

   Qualified Business Lines for Volume Commitment
                   Massachusetts

Access Lines
Measured Business Service       1MB     ALS
Measured 4E                     BIM     ALX
Flat Business Service           1FB     1LB
Direct Inward Dial Trunks       ND8     NDT
PBX Trunks                      XMB     XFB
            PBX Digital trunks  T2DMX   T4DOX
                                T2DOX   TDYMX
                                T4DMX   TDYOX
            PBX Analog trunks   RM7     TG8     TBPCX   TM7
                                T1V     TGJTM   TCX     TM9
                                T2D1X   TGQ     TDD     TMB
                                T2DCX   TGZ     TDY1X   TMC
                                T3E     THN     TDYCX   TMK
                                T3U     THO     TEPCX   TMR
                                T3V     THQ     TF6     TMT
                                T4U     THU     TFB     TMU
                                T4V     THW     TFC     TP5CX
                                T4X     THZ     TFK     TS9
                                T5E     TJT     TFQ     TS9OX
                                T5K     TKG     TFR     TW6
                                T5N     TKO     TFT     TYD
                                T5O     TKV     TFU     TZQ
                                T86     TM2     TG2     TZZ
                                T87     TM3     TG7     TJB
                                TB2     TM5     TBB     TM6
                    Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers
                    Centrex Plus
Measured DMS                                            HMHJX
Measured 5ESS                                           HMHUX
Measured 4E DMS                                         HNHJX
Unlimited DMS                                           HFHJX
Measured 4E 5ESS                                        HNHUX
Unlimited 5ESS                                          HFHUX
            Centrex Plus Stations/Lines
Primary station at principle location                    RXR
Primary- Off Prem same CO.                               RX3
                    Intellipath
Measured - DMS100                                       E6KJX
Measured - 5ESS                                         E6KUX
Unlimited - DMS100                                      E6EJX
Unlimited - 5ESS                                        E6EUX
Measured 4E - DMS100                                    E7QJX
Measured 4E - 5ESS                                      E7QUX
            Intellipath Stations / Lines
Primary Station - Principle premise                      R42
Primary Station - Principle premise - Fully Restrict     R45
Primary Station - other than Principle premise           R43
Primary Station - other than Principle premise - Ful     R46
                   Intellipath II
Measured - DMS100                                       E7KJX        EV7JX
Measured - 5ESS                                         E7JUX        EV7UX
Unlimited - DMS100                                      EGDJX        FV7JX
Unlimited - 5ESS                                        EGDUX        FV7UX
Measured 4E - DMS100                                    EGQJX        FVNJX
Measured 4E - 5ESS                                      EGQUX        FVNUX
          Intellipath II Stations / lines
Primary Station - Principle premise                      RXR
Primary Station - Principle premise - Fully Restrict     RX5
Primary Station - other than Principle premise           RX3
Primary Station - other than Principle premise - Ful     RX6

               Appendix 1, Attachment 2

    Product and Services Eligible for VTD discount
                     Massachusetts

Access Lines
Measured Business Service       1MB          ALS
Measured 4E                     BIM          ALX
Flat Business Service           1FB          1LB
Direct Inward Dial Trunks       ND8          NDT
PBX Trunks
           PBX Digital trunks   T2DMX        T4DOX
                                T2DOX        TDYMX
                                T4DMX        TDYOX
            PBX Analog trunks   RM7          TG8         TBPCX        TM7
                                T1V          TGJTM       TCX          TM9
                                T2D1X        TGQ         TDD          TMB
                                T2DCX        TGZ         TDY1X         TMC
                                T3E          THN         TDYCX         TMK
                                T3U          THO         TEPCX         TMR
                                T3V          THQ          TF6          TMT
                                T4U          THU          TFB          TMU
                                T4V          THW          TFC         TP5CX
                                T4X          THZ          TFK          TS9
                                T5E          TJT          TFQ         TS9OX
                                T5K          TKG          TFR          TW6
                                T5N          TKO          TFT          TYD
                                T5O          TKV          TFU          TZQ
                                T86          TM2          TG2          TZZ
                                T87          TM3          TG7          TJB
                                TB2          TM5          TBB          TM6
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line
Message Rate Service                                        N/A
MTS, including Business Link Optional Calling Plan but      OVP          OV2
excluding all other Optional Calling Plans
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone                                                  TTB
Call Forwarding                                             ESM
Call Forwarding, Speed Calling 8 & Speed Calling 30         EZO
Call Forwarding, Three Way Calling & Speed Calling 30       ESB
Call Forwarding, Three Way Calling & Speed Calling 8        ESR
Call Forwarding, Three Way Calling,
    Speed Calling 8 & Speed Calling 30                      EZS
Call Waiting                                                ESX
Call Waiting, Call Forwarding & Speed Calling 30            ESG
Call Waiting, Call Forwarding & Speed Calling 8             ESA
Call Waiting, Call Forwarding & Three Way Calling           ETC
Call Waiting, Call Forwarding,
    Speed Calling 8 & Speed Calling 30                      EZQ
Call Waiting, Call Forwarding, Three Way Calling &
     Speed Calling 30                                       ES5
Call Waiting, Call Forwarding, Three Way Calling &
     Speed Calling 8                                        ES3
Call Waiting, Call Forwarding, Three Way Calling,
     Speed Calling 8 and Speed Calling 30                   EZT
Call Waiting, Speed Calling 8 & Speed Calling 30            EZN
Call Waiting, Three Way Calling & Speed Calling 30          ET3
Call Waiting, Three Way Calling & Speed Calling 8           ET8
Call Waiting, Three Way Calling, Speed Calling 8 &
   Speed Calling 30                                         EZR
Speed Calling 30                                            E3D
Speed Calling 8                                             E8C
Three Way Calling                                           ESC
Three Way Calling, Speed Calling 8 & Speed Calling 30       EZP
Call Forwarding II                                          CFZ    GCZ   E5E
Phone Smart Services
# Must be associated with a resold VTD Qualified Business Line
*69                                                         NSS
*69 (Per Activation Charge)
*69 Denial                                                  HBS
Call Trace Denial                                           HBG
Call Waiting ID                                             NWT
Call Waiting ID with Name                                  N7PXA
Call Trace (Per Activation Charge)
Caller ID                                                   NSD
Caller ID with Name                                         NNK
Caller ID Manager                                           NWL
Caller ID Manager with Name                                 NNW
Per Call Blocking
Per Line Blocking                                           NBJ
Repeat Dialing                                              NSQ
Repeat Dialing (Per Activation Charge)
Repeat Dialing & *69                                        NSP
Repeat Dialing Denial                                       HBQ


               Appendix 1, Attachment 3

    Qualified Business Lines for Volume Commitment
                       New York

Access Lines
Measured Business Service                                   1MB          ALN
Direct Inward Dial Trunks                                   ND8          NDT
PBX Trunks
                  PBX Digital trunks                       TBABX         TW7
                                                           TDY0X        TWD1X
                                                           TDYCX
                   PBX Analog trunks                        T87          TQJ
                                                            TB2         TTTXA
                                                            TCG         TTTXB
                                                            TCM          TXG
                                                            TCN          TXM
                                                            TD1          TXN
                                                            TDD          W7W
                                                           TDT1X         W7Y
                      Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers
                     Centrex Plus
Measured DMS                                               HMHJX
Measured 5ESS                                              HMHUX
              Centrex Plus Stations/Lines
Primary station different premise and CO                    RGH
Primary- Off Prem same CO.                                  RX3
Primary station at principle location                       RXR
                      Intellipath
DMS 5 to 99 Lines                                          ETKJR
DMS 100 plus Lines                                         E7KJA
5ess 5 to 99 Lines                                         ETKUR
5ESS 100 Plus Lines                                        E7KUX
             Intellipath Stations / lines
Primary Station - Principle premise                         RXR
Primary Station - other than Principle premise              RX3
Primary Station different premise and CO.                   RGH


                       Appendix 1, Attachment 4

           Products and Services Eligible for VTD Discount
                               New York

Access Lines
Measured Business Service                                 IMB          ALN
Flat Business Service (Not available in NY)               N/A
Direct Inward Dial Trunks                                 ND8          NDT
PBX Trunks
         PBX Digital trunks             TBA0X         TW6
                                        TBABX         TW7
                                        TDY0X        TWD1X
                                        TDYCX
         PBX Analog trunks               T87          TQJ
                                         TB2         TTTXA
                                         TCG         TTTXB
                                         TCM          TXG
                                         TCN          TXM
                                         TD1          TXN
                                         TDD          W7W
                                        TDT1X         W7Y
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line
Message Rate Service                                      N/A
MTS,    including Business Link Optional Calling Plan but OVP          OV2
excluding all other Optional Calling Plans
** Rewarding Connections will not be included in NY,Plan is different from South Plan
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone (Line rate includes touch tone charge )                  TTB
Call Forwarding                                                     ESM
Call Forwarding & Speed Dialing 8                                   ER3
Call Forwarding & Three Way Calling                                 ER5
Call Forwarding, Three Way Calling & Speed Dialing 8                ESR
Call Waiting                                                        ESX
Call Waiting & Call Forwarding                                      ES7
Call Waiting, Call Forwarding & Speed Dialing 8                     ESA
Call Waiting, Call Forwarding &Three Way Calling                    ETC
Call Waiting, Call Forwarding, Three Way Calling & Speed Dialing 8  ES3
Call Waiting & Speed Dialing 8                                      ES6
Call Waiting & Three Way Calling                                    ER9
Call Waiting, Three Way Calling & Speed Dialing 8                   ET8
Speed Dialing 30                                                    ESF
Speed Dialing 8                                                     ESL
Three Way Calling                                                   ESC
Three Way Calling & Speed Dialing 8                                 ER6
Call Forwarding II                                                  CFZ   GCZ
                                                                    E5E
Phone Smart Services
# Must be associated with a resold VTD Qualified Business Line
Anonymous Call Rejection                                  AYK
Anonymous Call Rejection & *69                            AY4
Anonymous Call Rejection & Caller ID                      AYW
Anonymous Call Rejection & Repeat Dialing                 AY3
Anonymous Call Rejection, *69 & Repeat Dialing            AY6
Caller ID Manager                                         NWL
Caller ID Manager & *69                                  N7PXH
Caller ID Manager & Repeat Dialing                       N7PXJ
Caller ID Manager with Name                               NNW
Caller ID Manager with Name & *69                        N7PXO
Caller ID Manager with Name & Repeat Dialing             N7PXP
Caller ID Manager with Name, Repeat Dialing &*69         N7PXQ
Caller ID Manager, *69 & Repeat Dialing                  N7PXK
*69                                                      NSS
*69 (Per Activation Charge)
*69 &Caller ID & Repeat Dialing                          NLH3P
*69 Denial                                               HBS
Call Trace (Per Activation Charge)
Call Trace Denial                                         HBG
Call Waiting ID                                          NWT
Call Waiting ID & *69                                    N7PXE
Call Waiting ID & Repeat Dialing                         N7PXG
Call Waiting ID with Name                                N7PXA
Call Waiting ID with Name & *69                          N7PXL
Call Waiting ID with Name & Repeat Dialing               N7PXM
Call Waiting ID with Name, Repeat Dialing & *69          N7PXN
Caller ID                                                NSD
Caller ID & Repeat Dialing                               NLH2L
Caller ID &*69                                           NLH2H
Caller ID with Name                                       NNK
Caller ID with Name & *69                                N7PXB
Caller ID with Name & Repeat Dialing                     N7PXC
Caller ID with Name, *69 & Repeat Dialing                N7PXD
Call Waiting ID, *69 & Repeat Dialing                    N7PXF
Per line blocking                                         NBJ
Repeat Dialing                                            NSQ
Repeat Dialing (Per Activation Charge)
Repeat Dialing & *69                                      NSP
Repeat Dialing Denial                                     HBQ



               Appendix 1, Attachment 5

    Qualified Business Lines for Volume Commitment
                         Maine

Access Lines
Unlimmited Service (Premium)  1FB          1LB
Unlimmited Service (Economy)  1EF          ADQ
Direct Inward Dial Trunks     ND8          NDT
PBX Trunks                    XMB          XMB
        PBX Digital trunks    T2DMX        T4DOX
                              T2DOX        TDYMX
                              T4DMX        TDYOX
        PBX Analog trunks    RM7          TG8         TBPCX         TM7
                             T1V         TGJTM         TCX          TM9
                            T2D1X         TGQ          TDD          TMB
                            T2DCX         TGZ         TDY1X         TMC
                             T3E          THN         TDYCX         TMK
                             T3U          THO         TEPCX         TMR
                             T3V          THQ          TF6          TMT
                             T4U          THU          TFB          TMU
                             T4V          THW          TFC         TP5CX
                             T4X          THZ          TFK          TS9
                             T5E          TJT          TFQ         TS9OX
                             T5K          TKG          TFR          TW6
                             T5N          TKO          TFT          TYD
                             T5O          TKV          TFU          TZQ
                             T86          TM2          TG2          TZZ
                             T87          TM3          TG7          TJB
                             TB2          TM5          TBB          TM6
                      Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers
                      Intellipath
Unlimited - DMS100                                         E6EJX
Unlimited - 5ESS                                           E6EUX
             Intellipath Stations / Lines
Primary Station - Principle premise                         R42
Primary Station - Principle premise - Fully Restricted      R45
Primary Station - other than Principle premise              R43
Primary Station - other than Principle premise - Fully Restricted     R46



               Appendix 1, Attachment 6

    Products and Services Eligible for VTD Discount
                         Maine

Access Lines
Measured Business Service                1EF         ADQ
Flat Business Service                    1FB         1LB
Direct Inward Dial Trunks                ND8         NDT
PBX Trunks                               XMB         XMB
                  PBX Digital trunks     T2DMX       T4DOX
                                         T2DOX       TDYMX
                                         T4DMX       TDYOX
                   PBX Analog trunks     RM7         TG8      TBPCX     TM7
                                         T1V         TGJTM    TCX       TM9
                                         T2D1X       TGQ      TDD       TMB
                                         T2DCX       TGZ      TDY1X     TMC
                                         T3E         THN      TDYCX     TMK
                                         T3U         THO      TEPCX     TMR
                                         T3V         THQ      TF6       TMT
                                         T4U         THU      TFB       TMU
                                         T4V         THW      TFC       TP5CX
                                         T4X         THZ      TFK       TS9
                                         T5E         TJT      TFQ       TS9OX
                                         T5K         TKG      TFR       TW6
                                         T5N         TKO      TFT       TYD
                                         T5O         TKV      TFU       TZQ
                                         T86         TM2      TG2       TZZ
                                         T87         TM3      TG7       TJB
                                         TB2         TM5      TBB       TM6
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line
Message Rate Service                                        N/A
MTS, including Business Link Optional Calling Plan but      OFL
excluding all other Optional Calling Plans
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone                                                  TTB
Call Forwarding                                             ESM
Call Forwarding, Speed Calling 8 & Speed Calling 30         EZO
Call Forwarding, Three Way Calling & Speed Calling 30       ESB
Call Forwarding, Three Way Calling & Speed Calling 8        ESR
Call Forwarding, Three Way Calling, Speed Calling 8 & Speed Calling 30   EZS
Call Waiting                                                ESX
Call Waiting, Call Forwarding & Speed Calling 30            ESG
Call Waiting, Call Forwarding & Speed Calling 8             ESA
Call Waiting, Call Forwarding & Three Way Calling           ETC
Call Waiting, Call Forwarding, Speed Calling 8 & Speed Calling 30     EZQ
Call Waiting, Call Forwarding, Three Way Calling & Speed Calling 30   ES5
Call Waiting, Call Forwarding, Three Way Calling & Speed Calling 8     ES3
Call Waiting, Call Forwarding, Three Way Calling, Speed
    Calling 8 and Speed Calling 30                          EZT
Call Waiting, Speed Calling 8 & Speed Calling 30            EZN
Call Waiting, Three Way Calling & Speed Calling 30          ET3
Call Waiting, Three Way Calling & Speed Calling 8           ET8
Call Waiting, Three Way Calling, Speed Calling 8 & Speed Calling 30     EZR
Speed Calling 30                                            E3D
Speed Calling 8                                             E8C
Three Way Calling                                           ESC
Three Way Calling, Speed Calling 8 & Speed Calling 30       EZP
Call Forwarding II                                          CFZ
                                                            E5E
                                                            GCZ
Phone Smart Services
# Must be associated with a resold VTD Qualified Business Line
*69                                                         NSS
*69 (Per Activation Charge)
*69 Denial                                                  HBS
Call Trace Denial                                           HBG
Call Waiting ID                                             NWT
Call Waiting ID with Name                                  N7PXA
Call Trace (Per Activation Charge)
Caller ID                                                   NSD
Caller ID with Name                                         NNK
Caller ID Manager                                           NWL
Caller ID Manager with Name                                 NNW
Per Call Blocking
Per Line Blocking                                           NBJ
Repeat Dialing                                              NSQ
Repeat Dialing (Per Activation Charge)
Repeat Dialing & *69                                        NSP
Repeat Dialing Denial                                       HBQ


               Appendix 1, Attachment 7

    Qualified Business Lines for Volume Commitment
                     New Hampshire

Access Lines
Measured Business Service 4 Eelement     B1M         ALX
Flat Business Service                    1FB         1LB
Direct Inward Dial Trunks                NDT         ND8
PBX Trunks                               XMB         XFB
                  PBX Digital trunks     T2DMX       T4DOX
                                         T2DOX       TDYMX
                                         T4DMX       TDYOX
                   PBX Analog trunks     RM7         TG8     TBPCX    TM7
                                         T1V         TGJTM   TCX      TM9
                                         T2D1X       TGQ     TDD      TMB
                                         T2DCX       TGZ     TDY1X    TMC
                                         T3E         THN     TDYCX    TMK
                                         T3U         THO     TEPCX    TMR
                                         T3V         THQ     TF6      TMT
                                         T4U         THU     TFB      TMU
                                         T4V         THW     TFC      TP5CX
                                         T4X         THZ     TFK      TS9
                                         T5E         TJT     TFQ      TS9OX
                                         T5K         TKG     TFR      TW6
                                         T5N         TKO     TFT      TYD
                                         T5O         TKV     TFU      TZQ
                                         T86         TM2     TG2      TZZ
                                         T87         TM3     TG7      TJB
                                         TB2         TM5     TBB      TM6
                      Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers
                      Intellipath
Unlimited - DMS100                                         E6EJX        H3KJX
Unlimited - 5ESS                                           E6EUX        H3KUX
Measured 4E - DMS100                                       E7QJX        H7KJX
Measured 4E - 5ESS                                         E7QUX        H7JUX
             Intellipath Stations / Lines
Primary Station - Principle premise                         R42          R3G
Primary Station - Principle premise - Fully Restricted      R45          R3Q
Primary Station - other than Principle premise              R43          R3P
Primary Station - other than Principle premise -
      Fully Restricted                                      R46          R3H
                    Intellipath II
Unlimited - DMS100                                         EGDJX        FV7JX
Unlimited - 5ESS                                           EGDUX        FV7UX
Measured 4E - DMS100                                       EGQJX        FVNJX
Measured 4E - 5ESS                                         EGQUX        FVNUX
            Intellipath II Stations / lines
Primary Station - Principle premise                         RXR          R3G
Primary Station - Principle premise - Fully Restricted      RX5          R3Q
Primary Station - other than Principle premise              RX3          R3P
Primary Station - other than Principle premise - Fully      RX6          R3H


               Appendix 1, Attachment 8

    Products and Services Eligible for VTD Discount
                     New Hampshire

Access Lines
Measured Business Service 4-Element     B1M      ALX
Flat Business Service                   1FB      1LB
Direct Inward Dial Trunks               NDT      ND8
PBX Trunks                              XMB      XFB
                  PBX Digital trunks    T2DMX    T4DOX
                                        T2DOX    TDYMX
                                        T4DMX    TDYOX
                   PBX Analog trunks    RM7      TG8     TBPCX        TM7
                                        T1V      TGJTM   TCX          TM9
                                        T2D1X    TGQ     TDD          TMB
                                        T2DCX    TGZ     TDY1X        TMC
                                        T3E      THN     TDYCX        TMK
                                        T3U      THO     TEPCX        TMR
                                        T3V      THQ     TF6          TMT
                                        T4U      THU     TFB          TMU
                                        T4V      THW     TFC         TP5CX
                                        T4X      THZ     TFK          TS9
                                        T5E      TJT     TFQ         TS9OX
                                        T5K      TKG     TFR          TW6
                                        T5N      TKO     TFT          TYD
                                        T5O      TKV     TFU          TZQ
                                        T86      TM2     TG2          TZZ
                                        T87      TM3     TG7          TJB
                                        TB2      TM5     TBB          TM6
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line
Message Rate Service                                        N/A
MTS, including Business Link Optional Calling Plan but      OVP        OV2
excluding all other Optional Calling Plans
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone                                                  TTB
Call Forwarding                                             ESM
Call Forwarding, Speed Calling 8 & Speed Calling 30         EZO
Call Forwarding, Three Way Calling & Speed Calling 30       ESB
Call Forwarding, Three Way Calling & Speed Calling 8        ESR
Call Forwarding, Three Way Calling, Speed Calling 8 & Speed Calling 30  EZS
Call Waiting                                                ESX
Call Waiting, Call Forwarding & Speed Calling 30            ESG
Call Waiting, Call Forwarding & Speed Calling 8             ESA
Call Waiting, Call Forwarding & Three Way Calling           ETC
Call Waiting, Call Forwarding, Speed Calling 8 & Speed Calling 30   EZQ
Call Waiting, Call Forwarding, Three Way Calling & Speed Calling 30  ES5
Call Waiting, Call Forwarding, Three Way Calling & Speed Calling 8   ES3
Call Waiting, Call Forwarding, Three Way Calling, Speed     EZT
Call Waiting, Speed Calling 8 & Speed Calling 30            EZN
Call Waiting, Three Way Calling & Speed Calling 30          ET3
Call Waiting, Three Way Calling & Speed Calling 8           ET8
Call Waiting, Three Way Calling, Speed Calling 8 & Spee     EZR
Speed Calling 30                                            E3D
Speed Calling 8                                             E8C
Three Way Calling                                           ESC
Three Way Calling, Speed Calling 8 & Speed Calling 30       EZP
Call Forwarding II                                          CFZ    GCZ   E5E
Phone Smart Services
# Must be associated with a resold VTD Qualified Business Line
*69                                                         NSS
*69 (Per Activation Charge)
*69 Denial                                                  HBS
Call Trace Denial                                           HBG
Call Waiting ID                                             NWT
Call Waiting ID with Name                                  N7PXA
Call Trace (Per Activation Charge)
Caller ID                                                   NSD
Caller ID with Name                                         NNK
Caller ID Manager                                           NWL
Caller ID Manager with Name                                 NNW
Per Call Blocking
Per Line Blocking                                           NBJ
Repeat Dialing                                              NSQ
Repeat Dialing (Per Activation Charge)
Repeat Dialing & *69                                        NSP
Repeat Dialing Denial                                       HBQ


               Appendix 1, Attachment 9

    Qualified Business Lines for Volume Commitment
                     Rhode Island

Access Lines
Measured Business Service     1MB          ALS
Flat Business Service         1FB          1LB
Direct Inward Dial Trunks     NDT          ND8
PBX Trunks                    XMB          XFB
      PBX Digital trunks      T2DMX        T4DOX
                              T2DOX        TDYMX
                              T4DMX        TDYOX
      PBX Analog trunks       RM7          TG8         TBPCX         TM7
                              T1V         TGJTM         TCX          TM9
                              T2D1X         TGQ          TDD          TMB
                              T2DCX         TGZ         TDY1X         TMC
                              T3E          THN         TDYCX         TMK
                              T3U          THO         TEPCX         TMR
                              T3V          THQ          TF6          TMT
                              T4U          THU          TFB          TMU
                              T4V          THW          TFC         TP5CX
                              T4X          THZ          TFK          TS9
                              T5E          TJT          TFQ         TS9OX
                              T5K          TKG          TFR          TW6
                              T5N          TKO          TFT          TYD
                              T5O          TKV          TFU          TZQ
                              T86          TM2          TG2          TZZ
                              T87          TM3          TG7          TJB
                              TB2          TM5          TBB          TM6
                      Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers
                     Centrex Plus
Measured - DMS                                             HMHJX
Measured - 5ESS                                            HMHUX
Unlimited - DMS                                            HFHJX
Unlimited - 5ESS                                           HFHUX
              Centrex Plus Stations/Lines
Primary station at principle location                       RXR
Primary- Off Prem same CO.                                  RX3


               Appendix 1, Attachment 10

    Products and Services Eligible for VTD Discount
                     Rhode Island

Access Lines
Measured Business Service    1MB          ALS
Flat Business Service        1FB          1LB
Direct Inward Dial Trunks    NDT          ND8
PBX Trunks                   XMB          XFB
     PBX Digital trunks      T2DMX        T4DOX
                             T2DOX        TDYMX
                             T4DMX        TDYOX
     PBX Analog trunks       RM7          TG8         TBPCX         TM7
                             T1V         TGJTM         TCX          TM9
                             T2D1X         TGQ          TDD          TMB
                             T2DCX         TGZ         TDY1X         TMC
                             T3E          THN         TDYCX         TMK
                             T3U          THO         TEPCX         TMR
                             T3V          THQ          TF6          TMT
                             T4U          THU          TFB          TMU
                             T4V          THW          TFC         TP5CX
                             T4X          THZ          TFK          TS9
                             T5E          TJT          TFQ         TS9OX
                             T5K          TKG          TFR          TW6
                             T5N          TKO          TFT          TYD
                             T5O          TKV          TFU          TZQ
                             T86          TM2          TG2          TZZ
                             T87          TM3          TG7          TJB
                             TB2          TM5          TBB          TM6
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line
Message Rate Service                                        N/A
MTS, including Business Link Optional Calling Plan but      OVP          OV2
excluding all other Optional Calling Plans
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone                                                  TTB
Call Forwarding                                             ESM
Call Forwarding, Speed Calling 8 & Speed Calling 30         EZO
Call Forwarding, Three Way Calling & Speed Calling 30       ESB
Call Forwarding, Three Way Calling & Speed Calling 8        ESR
Call Forwarding, Three Way Calling, Speed Calling 8 & Speed Calling 30  EZS
Call Waiting                                                ESX
Call Waiting, Call Forwarding & Speed Calling 30            ESG
Call Waiting, Call Forwarding & Speed Calling 8             ESA
Call Waiting, Call Forwarding & Three Way Calling           ETC
Call Waiting, Call Forwarding, Speed Calling 8 & Speed      EZQ
Call Waiting, Call Forwarding, Three Way Calling & Speed Calling 30   ES5
Call Waiting, Call Forwarding, Three Way Calling & Speed Calling 8    ES3
Call Waiting, Call Forwarding, Three Way Calling, Speed     EZT
Call Waiting, Speed Calling 8 & Speed Calling 30            EZN
Call Waiting, Three Way Calling & Speed Calling 30          ET3
Call Waiting, Three Way Calling & Speed Calling 8           ET8
Call Waiting, Three Way Calling, Speed Calling 8 & Spee     EZR
Speed Calling 30                                            E3D
Speed Calling 8                                             E8C
Three Way Calling                                           ESC
Three Way Calling, Speed Calling 8 & Speed Calling 30       EZP
Call Forwarding II                                          CFZ   GCZ  E5E
Phone Smart Services
# Must be associated with a resold VTD Qualified Business Line
Call Trace Denial                                           HBG
Call Trace (Per Activation Charge)
Caller ID                                                   NSD
Per Call Blocking
Per Line Blocking                                           NBJ
Permanent Line Blocking                                     NBD
Repeat Dialing                                              NSQ
Repeat Dialing (Per Activation Charge)
Repeat Dialing Denial                                       HBQ



               Appendix 1, Attachment 11

    Qualified Business Lines for Volume Commitment
                        Vermont

Access Lines
Non-Optional Measured - Low Use   LMB          ALM
Non-Optional Measured - Standard  LMA          B2K
Direct Inward Dial Trunks         NDT          ND8
PBX Trunks                        XMB          XFB
    PBX Digital trunks            T2DMX        T4DOX
                                  T2DOX        TDYMX
                                  T4DMX        TDYOX
    PBX Analog trunks             RM7          TG8         TBPCX         TM7
                                  T1V         TGJTM         TCX          TM9
                                  T2D1X         TGQ          TDD          TMB
                                  T2DCX         TGZ         TDY1X         TMC
                                  T3E          THN         TDYCX         TMK
                                  T3U          THO         TEPCX         TMR
                                  T3V          THQ          TF6          TMT
                                  T4U          THU          TFB          TMU
                                  T4V          THW          TFC         TP5CX
                                  T4X          THZ          TFK          TS9
                                  T5E          TJT          TFQ         TS9OX
                                  T5K          TKG          TFR          TW6
                                  T5N          TKO          TFT          TYD
                                  T5O          TKV          TFU          TZQ
                                  T86          TM2          TG2          TZZ
                                  T87          TM3          TG7          TJB
                                  TB2          TM5          TBB          TM6
                      Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers
                      Intellipath
Non-Optional Measured - DMS100                             E6JJX
Non-Optional Measured - 5ESS                               E6JUX
Measured - DMS100                                          E6KJX
Measured - 5ESS                                            E6KUX
             Intellipath Stations / Lines
Primary Station - Principle premise                         R42
Primary Station - Principle premise - Fully Restricted      R45
Primary Station - other than Principle premise              R43
Primary Station - other than Principle premise - Fully Restricted   R46



               Appendix 1, Attachment 12

    Products and Services Eligible for VTD Discount
                        Vermont

Access Lines
Non-Optional Measured - Low Use   LMB          ALM
Non-Optional Measured - Standard  LMA          B2K
Direct Inward Dial Trunks         NDT          ND8
PBX Trunks                        XMB          XFB
    PBX Digital trunks            T2DMX        T4DOX
                                  T2DOX        TDYMX
                                  T4DMX        TDYOX
    PBX Analog trunks             RM7          TG8         TBPCX         TM7
                                  T1V         TGJTM         TCX          TM9
                                  T2D1X         TGQ          TDD          TMB
                                  T2DCX         TGZ         TDY1X         TMC
                                  T3E          THN         TDYCX         TMK
                                  T3U          THO         TEPCX         TMR
                                  T3V          THQ          TF6          TMT
                                  T4U          THU          TFB          TMU
                                  T4V          THW          TFC         TP5CX
                                  T4X          THZ          TFK          TS9
                                  T5E          TJT          TFQ         TS9OX
                                  T5K          TKG          TFR          TW6
                                  T5N          TKO          TFT          TYD
                                  T5O          TKV          TFU          TZQ
                                  T86          TM2          TG2          TZZ
                                  T87          TM3          TG7          TJB
                                  TB2          TM5          TBB          TM6
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line
Message Rate Service                                        N/A
MTS, including Business Link Optional Calling Plan but      OVP          OV2
excluding all other Optional Calling Plans
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone                                                  TTB
Call Forwarding                                             ESM
Call Forwarding, Speed Calling 8 & Speed Calling 30         EZO
Call Forwarding, Three Way Calling & Speed Calling 30       ESB
Call Forwarding, Three Way Calling & Speed Calling 8        ESR
Call Forwarding, Three Way Calling, Speed Calling 8 & Speed Calling 30  EZS
Call Waiting                                                ESX
Call Waiting, Call Forwarding & Speed Calling 30            ESG
Call Waiting, Call Forwarding & Speed Calling 8             ESA
Call Waiting, Call Forwarding & Three Way Calling           ETC
Call Waiting, Call Forwarding, Speed Calling 8 & Speed Calling 30   EZQ
Call Waiting, Call Forwarding, Three Way Calling & Speed Calling 30 ES5
Call Waiting, Call Forwarding, Three Way Calling & Speed Calling 8  ES3
Call Waiting, Call Forwarding, Three Way Calling, Speed     EZT
Call Waiting, Speed Calling 8 & Speed Calling 30            EZN
Call Waiting, Three Way Calling & Speed Calling 30          ET3
Call Waiting, Three Way Calling & Speed Calling 8           ET8
Call Waiting, Three Way Calling, Speed Calling 8 & Speed Calling 30  EZR
Speed Calling 30                                            E3D
Speed Calling 8                                             E8C
Three Way Calling                                           ESC
Three Way Calling, Speed Calling 8 & Speed Calling 30       EZP
Call Forwarding II                                          CFZ     GCZ   E5E
Phone Smart Services
# Must be associated with a resold VTD Qualified Business Line
*69                                                         NSS
*69 (Per Activation Charge)
*69 Denial                                                  HBS
Call Trace                                                  NST
Call Waiting ID                                             NWT
Call Waiting ID with Name                                  N7PXA
Call Trace (Per Activation Charge)
Caller ID                                                   NSD
Caller ID with Name                                         NNK
Caller ID Manager                                           NWL
Caller ID Manager with Name                                 NNW
Per Call Blocking
Per Line Blocking                                           NBJ
Repeat Dialing                                              NSQ
Repeat Dialing (Per Activation Charge)
Repeat Dialing & *69                                        NSP
Repeat Dialing Denial                                       HBQ



             Appendix 1, Attachment 13

   Qualified Business Lines for Volume Commitment
                      Maryland

Access Lines
Message Business Service       1MB             ALS           WHB
Measured Business Service      LMB             ALM
Direct Inward Dial Trunks      NDT             NDZ           NDJ
PBX Trunks Message             TMB
PBX Trunks Measured            TV1
PBX Digital trunks             D7Z             D7W
                    Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers
       Centrex - Custopak / Class of Service
Message                                                   CGC+X
Measured                                                  CEC+X
                  Custopak Lines
Unrestricted                                               R3G
Restricted                                                 RX7
Primary Off Prem                                           RX3
    Centrex - Custoflex 2100 / Class of Service            RJY
Message                                                   KGK+X
Measured                                                  KEK+X
                Custoflex 2100 Lines
Unrestricted                                               R4N
Restricted                                                 RHK
Primary Off Prem                                           RX3
ISDN - Unrestricted                                        XQA
ISDN - Restricted                                          XQK



                Appendix 1, Attachment 14

     Product and Services Eligible for VTD discount
                        Maryland

Access Lines
Message Business Service               1MB          ALS          WHB
Measured Business Service              LMB          ALM
Direct Inward Dial Trunks              NDT          NDZ          NDJ
PBX Trunks Message                     TMB
PBX Trunks Measured                    TV1
PBX Digital trunks                     D7Z          D7W
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line

Message Rate Service                                          N/A
MTS, including Key Connections Optional Calling Plan but     VWDK1   WRV
excluding all other Optional Calling Plans
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone                                                    TTV    TJB
IQ Services:
# Must be associated with a resold VTD Qualified Business Line
Call Forwarding                                               ESM
Call Waiting                                                  ESX
Call Waiting ID                                               NWT
Speed Dialing 8                                               ESL
Speed Dialing 30                                              ESF
3 Way Calling (per Use or Monthly)                            ESC
*69 (per Use or Monthly)                                      NSS
Call Trace (Per Use Charge)
Caller ID                                                     NSD
Caller ID with Name                                           NDF
Per Call Blocking (Per Use Charge)
Repeat Dialing                                                NSQ
Ultra Forward                                                 FRM
Distinctive Ring                                             DRQ+X
Priority Call                                                 NSK
Select Forward                                                NCE
Call Block                                                    NSY
Call Gate                                                     OC4
Anonymous Call Rejection - w/ Caller ID                       AWY
Anonymous Call Rejection - w/o Caller ID                      AYK
Call Manager                                                 PKB3N
Call Manager Plus                                            PKB3R


            Appendix 1, Attachment 15

   Qualified Business Lines for Volume Commitment
                    Pennsylvania

Access Lines

Dial Tone Line                    DTL            DTLBX
Message                           BWL             1MB           B1M
Direct Inward Dial Trunks         NDT             NDN           ND4
PBX Trunks Message                BWT            TV1++          TKG
PBX Digital trunks                D7Z             D7W
                    Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers

       Centrex - Custopak / Class of Service
Measured                                                  CEC+X
                  Custopak Lines
Unrestricted                                               R3G
Restricted                                                 R3K
Primary Off Prem                                           RX3
    Centrex - Custoflex 2100 / Class of Service            RJY
Measured                                                  KEK+X
                Custoflex 2100 Lines
Unrestricted                                               R4N
Restricted                                                 RHK
ISDN - Unrestricted                                        XQA
ISDN - Restricted                                          XQK


                 Appendix 1, Attachment 16

      Product and Services Eligible for VTD discount
                       Pennsylvania

Access Lines
Dial Tone Line                DTL          DTLBX
Message                       BWL           1MB         B1M
Direct Inward Dial Trunks     NDT           NDN         ND4
PBX Trunks Message            BWT          TV1++        TKG
PBX Digital trunks            D7Z           D7W
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line
Message Rate Service                                            N/A
MTS, including Key Connections & Rewarding Connections    VWDK1      WRV
Optional Calling Plan but excluding all other OCPs        OVSXX      OVS3X
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone                                                 TTV       TJB
IQ Services:
# Must be associated with a resold VTD Qualified Business Line
Call Forwarding                                                 ESM
Call Waiting                                                    ESX
Call Waiting ID                                                 NWT
Speed Dialing 8                                                 ESL
Speed Dialing 30                                                ESF
3 Way Calling (per Use or Monthly)                              ESC
*69 (per Use or Monthly)                                        NSS
Call Trace (Per Use Charge)
Caller ID                                                       NSD
Caller ID with Name                                             NDF
Per Call Blocking (Per Use Charge)
Repeat Dialing                                                  NSQ
Ultra Forward                                                   FRM
Distinctive Ring                                               DRQ+X
Priority Call                                                   NSK
Select Forward                                                  NCE
Call Block                                                      NSY
Call Gate                                                       OC4
Anonymous Call Rejection - w/ Caller ID                         AWY
Line Blocking                                                   NG5



             Appendix 1, Attachment 17


   Qualified Business Lines for Volume Commitment
                      Delaware

Access Lines
Dial Tone Line                         DTLBX
Message                                BWL
Flat Rate Business Lines               1FB
Direct Inward Dial Trunks              NDT          NDN        ND4
PBX Trunks                             TFB
PBX Digital trunks                     D7Z          D7W
                    Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers

       Centrex - Custopak / Class of Service
Flat                                                    CJE+X
                  Custopak Lines
Unrestricted                                             R3G
Restricted                                               R3K
Primary Off Prem                                         RX3
    Centrex - Custoflex 2100 / Class of Service          RJY
Measured                                                KEK+X
                Custoflex 2100 Lines
Unrestricted                                             R4N
Restricted                                               RHK
Primary Off Prem                                         RX3
ISDN - Unrestricted                                      XQA
ISDN - Restricted                                        XQK


                  Appendix 1, Attachment 18

        Product and Services Eligible for VTD discount
                           Delaware

Access Lines
Dial Tone Line                              DTLBX
Message                                     BWL
Flat Rate Business Lines                    1FB
Direct Inward Dial Trunks                   NDT         NDN         ND4
PBX Trunks                                  TFB
PBX Digital trunks                          D7Z         D7W
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line
Message Rate Service                                        N/A
MTS, including Key Connections & Rewarding Connections      VWDK1        WRV
Optional Calling Plan but excluding all other OCPs          OVSXX       OVS2X
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone                                                   TTB         TJB
IQ Services:
# Must be associated with a resold VTD Qualified Business Line
Call Forwarding                                                    ESM
Call Waiting                                                       ESX
Call Waiting ID                                                    NWT
Speed Dialing 8                                                    ESL
Speed Dialing 30                                                   ESF
3 Way Calling (per Use or Monthly)                                 ESC
*69 (per Use or Monthly)                                           NSS
Call Trace (Per Use Charge)
Caller ID                                                          NSD
Caller ID with Name                                                NDF
Per Call Blocking (Per Use Charge)
Repeat Dialing                                                     NSQ
Ultra Forward                                                      FRM
Distinctive Ring                                                  DRQ+X
Priority Call                                                      NSK
Select Forward                                                     NCE
Call Block                                                         NSY
Call Gate                                                          OC4
Anonymous Call Rejection - w/ Caller ID                            AWY
Anonymous Call Rejection - w/o Caller ID                           AYK
Line Blocking                                                      NG5



             Appendix 1, Attachment 21



   Qualified Business Lines for Volume Commitment

                      Virginia

Access Lines
Message Business Service                    1MB      ALS      1BJ   ALJ
Measured Business Service                   LMB      ALM
Flat Rate                                   1FB      AFK      BUA   ALV
Direct Inward Dial Trunks                   NDT      NDZ      NDJ
PBX Trunks Message                          TMB      THM
PBX Trunks Measured                         TV1
PBX Flat                                    TFB      TZF
PBX Digital trunks                          D7Z      D7W
                    Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers
       Centrex - Custopak / Class of Service
Message                                               CGC+X    CHC+X
Measured                                              CEC+X
Flat                                                  CJE+X    CJC+X
                  Custopak Lines
Unrestricted                                           R3G
Restricted                                             R3K
Primary Off Prem                                       RX3
    Centrex - Custoflex 2100 / Class of Service
Message                                               KGK+X    KHK+X
Measured                                              KEK+X    KHK+X
Flat                                                  KJE+X
                Custoflex 2100 Lines
Unrestricted                                           R4N
Restricted                                             RHK
Primary Off Prem                                       RX3
ISDN - Unrestricted                                    XQA
ISDN - Restricted                                      XQK



                Appendix 1, Attachment 22

      Product and Services Eligible for VTD discount
                         Virginia

Access Lines
Message Business Service                    1MB        ALS        1BJ    ALJ
Measured Business Service                   LMB        ALM
Flat Rate                                   1FB        AFK        BUA    ALV
Direct Inward Dial Trunks                   NDT        NDZ        NDJ
PBX Trunks Message                          TMB        THM
PBX Trunks Measured                         TV1
PBX Flat                                    TFB        TZF
PBX Digital trunks                          D7Z        D7W
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line
Message Rate Service                                          N/A
MTS, including Key Connections Optional Calling Plan but     VWDK1       WRV
excluding all other Optional Calling Plans
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone                                                    TTB        TJB
IQ Services:
# Must be associated with a resold VTD Qualified Business Line
Call Forwarding                                               ESM
Call Waiting                                                  ESX
Call Waiting ID                                               NWT
Speed Dialing 8                                               ESL
Speed Dialing 30                                              ESF
3 Way Calling (per Use or Monthly)                            ESC
*69 (per Use or Monthly)                                      NSS
Call Trace (Per Use Charge)
Caller ID                                                     NSD
Caller ID with Name                                           NDF
Per Call Blocking (Per Use Charge)
Repeat Dialing                                                NSQ
Ultra Forward                                                 FRM
Distinctive Ring                                             DRQ+X
Priority Call                                                 NSK
Select Forward                                                NCE
Call Block                                                    NSY
Call Gate                                                     OC4
Anonymous Call Rejection - w/Caller ID                        AWY
Anonymous Call Rejection - w/o Caller ID                      AYK



             Appendix 1, Attachment 23

   Qualified Business Lines for Volume Commitment
                     New Jersey

Access Lines
Message Business Service                  1MB             ALS
Measured Business Service                 LMB             ALM
Flat Rate                                 1FB             AFK
Direct Inward Dial Trunks                 TDD             NDT
Direct Inward Dial Blocks                 ND8             NDJ
PBX Trunks Flat                           TFB             TFR
PBX Trunks Measured                       TMB             TM2
PBX Digital trunks                        D7Z             D7W
                    Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers
       Centrex - Custopak / Class of Service
Message                                                   CGC+X
                  Custopak Lines
Unrestricted                                               R3G
Restricted                                                 R3K
Primary Off Prem                                           RX3
    Centrex - Custoflex 2100 / Class of Service
Message                                                   KGK+X
                Custoflex 2100 Lines
Unrestricted                                               R4N
Restricted                                                 RHK
Primary Off Prem                                           RX3
ISDN - Unrestricted                                        XQA
ISDN - Restricted                                          XQK



                 Appendix 1, Attachment 24

      Product and Services Eligible for VTD discount
                        New Jersey

Access Lines
Message Business Service                    1MB             ALS
Measured Business Service                   LMB             ALM
Flat Rate                                   1FB             AFK
Direct Inward Dial Trunks                   TDD             NDT
Direct Inward Dial Blocks                   ND8             NDJ
PBX Trunks Flat                             TFB             TFR
PBX Trunks Measured                         TMB             TM2
PBX Digital trunks                          D7Z             D7W
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line
Message Rate Service                                              N/A
MTS, including Key Connections & Rewarding Connections   VWDK1   WRV
Optional Calling Plan but excluding all other OCPs       OVSXX   OVS4X
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone                                        TTB             TJB
IQ Services:
# Must be associated with a resold VTD Qualified Business Line
Call Forwarding                                                   ESM
Call Waiting                                                      ESX
Call Waiting ID                                                   NWT
Speed Dialing 8                                                   ESL
Speed Dialing 30                                                  ESF
3 Way Calling (per Use or Monthly)                                ESC
*69 (per Use or Monthly)                                          NSS
Call Trace (Per Use Charge)
Caller ID                                                         NSD
Caller ID with Name                                               NDF
Per Call Blocking (Per Use Charge)
Repeat Dialing                                                    NSQ
Ultra Forward                                                     FRM
Distinctive Ring                                                 DRQ+X
Priority Call                                                     NSK
Select Forward                                                    NCE
Call Block                                                        NSY
Call Gate                                                         OC4
Anonymous Call Rejection - w/Caller ID                            AWY


               Appendix 1, Attachment 27

    Qualified Business Lines for Volume Commitment
                      Connecticut

Access Lines
Measured Business Service                                   1MB          ALN
Direct Inward Dial Trunks                                   ND8          NDT
PBX Trunks
                  PBX Digital trunks                       TBABX         TW7
                                                           TDY0X        TWD1X
                                                           TDYCX
                   PBX Analog trunks                        T87          TQJ
                                                            TB2         TTTXA
                                                            TCG         TTTXB
                                                            TCM          TXG
                                                            TCN          TXM
                                                            TD1          TXN
                                                            TDD          W7W
                                                           TDT1X         W7Y
                      Centrex: **
**Excludes:
1.  Centrex systems priced under a special contract (ICB, FPO, LSO, Custom
Pricing)
2.  Centrex systems which serve multiple end user customers
                     Centrex Plus
Measured DMS                                               HMHJX
Measured 5ESS                                              HMHUX
              Centrex Plus Stations/Lines
Primary station different premise and CO                    RGH
Primary- Off Prem same CO.                                  RX3
Primary station at principle location                       RXR
                      Intellipath
DMS 5 to 99 Lines                                          ETKJR
DMS 100 plus Lines                                         E7KJA
5ess 5 to 99 Lines                                         ETKUR
5ESS 100 Plus Lines                                        E7KUX
             Intellipath Stations / lines
Primary Station - Principle premise                         RXR
Primary Station - other than Principle premise              RX3
Primary Station different premise and CO.                   RGH



                     Appendix 1, Attachment 28



          Products and Services Eligible for VTD Discount

                            Connecticut

Access Lines
Measured Business Service                      IMB          ALN
Flat Business Service (Not available in CT)     N/A
Direct Inward Dial Trunks                      ND8          NDT
PBX Trunks
                        PBX Digital trunks     TBA0X         TW6
                                               TBABX         TW7
                                               TDY0X        TWD1X
                                               TDYCX
                         PBX Analog trunks     T87          TQJ
                                               TB2         TTTXA
                                               TCG         TTTXB
                                               TCM          TXG
                                               TCN          TXM
                                               TD1          TXN
                                               TDD          W7W
                                               TDT1X         W7Y
Intra-LATA Toll
# Must be associated with a resold VTD Qualified Business Line
Message Rate Service                            N/A
MTS
Features
# Must be associated with a resold VTD Qualified Business Line
Touch Tone                                                              TTB
Call Forwarding                                                         ESM
Call Forwarding & Speed Dialing 8                                       ER3
Call Forwarding & Three Way Calling                                     ER5
Call Forwarding, Three Way Calling & Speed Dialing 8                    ESR
Call Waiting                                                            ESX
Call Waiting & Call Forwarding                                          ES7
Call Waiting, Call Forwarding & Speed Dialing 8                         ESA
Call Waiting, Call Forwarding &Three Way Calling                        ETC
Call Waiting, Call Forwarding, Three Way Calling & Speed Dialing 8      ES3
Call Waiting & Speed Dialing 8                                          ES6
Call Waiting & Three Way Calling                                        ER9
Call Waiting, Three Way Calling & Speed Dialing 8                       ET8
Speed Dialing 30                                                        ESF
Speed Dialing 8                                                         ESL
Three Way Calling                                                       ESC
Three Way Calling & Speed Dialing 8                                     ER6
Phone Smart Services
# Must be associated with a resold VTD Qualified Business Line
Caller ID Manager                                                       NWL
Caller ID Manager with Name                                             NNW
*69                                                                     NSS
*69 &Caller ID & Repeat Dialing                                        NLH3P
*69 Denial                                                              HBS
Call Trace                                                              NST
Call Trace Denial                                                       HBG
Call Waiting ID with Name                                              N7PXA
Caller ID                                                               NSD
Caller ID & Repeat Dialing                                             NLH2L
Caller ID &*69                                                         NLH2H
Caller ID with Name                                                     NNK
Per line blocking                                                       NBJ
Per call blocking
Repeat Dialing                                                          NSQ
Repeat Dialing & *69                                                    NSP
Repeat Dialing Denial                                                   HBQ